                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77Q1

                                    EXHIBIT A

The following amendments were made to the Registrant's Declaration of Trust:

1.   Name Changes of Series of the Trust April 28, 2006

2.   Termination of Series of the Trust May 2, 2006

3.   New Series of the Trust dated April 28, 2006

4.   New Series of the Trust dated January 30, 2006

                               JOHN HANCOCK TRUST

                                  Redesignation
                   of Series of Shares of Beneficial Interest
                           ($0.01 par value per share)

     The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby redesignate the Series of Shares set forth below, such Series to continue to have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

"Lifestyle Aggressive Growth 1000 Trust"   redesignated as   "Lifestyle Aggressive Growth Trust"

"Lifestyle Growth 820 Trust"               redesignated as   "Lifestyle Growth Trust"

"Lifestyle Balanced 640 Trust"             redesignated as   "Lifestyle Balanced Trust"

"Lifestyle Moderate 460 Trust"             redesignated as   "Lifestyle Moderate Trust"

"Lifestyle Conservative 280 Trust"         redesignated as   "Lifestyle Conservative Trust"

"Growth & Income Trust"                    redesignated as   "U.S. Core Trust"

"Growth & Income Trust II"                 redesignated as   "Growth & Income Trust"

"International Stock Trust"                redesignated as   "International Core Trust"

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 28th day of April, 2006.


-------------------------------------   ----------------------------------------
Don B. Allen                            Charles L. Bardelis


-------------------------------------   ----------------------------------------
James R. Boyle                          Peter S. Burgess


-------------------------------------   ----------------------------------------
Elizabeth Cook                          Hassell H. McClellan


-------------------------------------   ----------------------------------------
James M. Oates                          John D. Richardson


-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                                 TERMINATION OF
                          SERIES OF JOHN HANCOCK TRUST

     The undersigned, constituting a majority of the Trustees of John Hancock Trust, a Massachusetts business trust (the "Trust"), acting pursuant to power conferred on the Trustees by the Agreement and Declaration of Trust of the Trust dated September 29, 1988, do hereby terminate and abolish the series of the Trust set forth below and the establishment and designation thereof.

Large Cap Growth Trust

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 2nd day of May, 2006.


-------------------------------------   ----------------------------------------
Don B. Allen                            Charles L. Bardelis


-------------------------------------   ----------------------------------------
James R. Boyle                          Peter S. Burgess


-------------------------------------   ----------------------------------------
Elizabeth Cook                          Hassell H. McClellan


-------------------------------------   ----------------------------------------
James M. Oates                          John D. Richardson


-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                          Establishment and Designation
              of Additional Series of Shares of Beneficial Interest
                           ($0.01 par value per share)

     The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

1.   The new Series of Shares shall be designated:

     International Small Company Trust

     Real Estate Equity Trust

     Mid Cap Value Equity Trust

     Global Real Estate Trust

     Absolute Return Trust

     High Income Trust

2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 29th day of April, 2006


-------------------------------------   ----------------------------------------
Don B. Allen                            Charles L. Bardelis


-------------------------------------   ----------------------------------------
James R. Boyle                          Peter S. Burgess


-------------------------------------   ----------------------------------------
Elizabeth Cook                          Hassell H. McClellan


-------------------------------------   ----------------------------------------
James M. Oates                          John D. Richardson


-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                          Establishment and Designation
              of Additional Series of Shares of Beneficial Interest
                           ($0.01 par value per share)

     The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

1.   The new Series of Shares shall be designated:

     Index Allocation Trust

2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this January 30, 2006


-------------------------------------   ----------------------------------------
Don B. Allen                            Charles L. Bardelis


-------------------------------------   ----------------------------------------
James R. Boyle                          Peter S. Burgess


-------------------------------------   ----------------------------------------
Elizabeth Cook                          Hassell H. McClellan


-------------------------------------   ----------------------------------------
James M. Oates                          John D. Richardson


-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(d)

See 77Q1(a) for amendments to the Declaration of Trust defining the rights of the following new series of the Trust:

     Index Allocation Trust

     International Small Company Trust

     Real Estate Equity Trust

     Mid Cap Value Equity Trust

     Global Real Estate Trust

     Absolute Return Trust

     High Income Trust

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                               Advisory Agreement

1.   Amendment dated April 28, 2006

                             Subadvisory Agreements

1.   Deutsche Asset Management (Hong Kong) Limited, dated April 28, 2006

2.   Deutsche Asset Management International GMBH, dated April 28, 2006

3.   Deutsche Investments Australia Limited, dated April 28, 2006

4.   Dimensional Fund Advisers Inc., dated April 28, 2006

5. MFC Global Investment Management (U.S.A.) Limited, Amendment dated April 28, 2006

6.   RCM Capital Management LLC, dated April 28, 2006

7.   RiverSource Investments, LLC, dated April 28, 2006

8.   RREEF America L.L.C., dated April 28, 2006

9.   RREEF Global Advisers Limited, dated April 28, 2006

10.  Western Asset Management Company, dated April 28, 2006

11.  Western Asset Management Company Limited, dated April 28, 2006

Form of amendment to the Subadvisory Agreement for the following subadviser:

1. A I M Capital Management, Inc., (relating to All Cap Growth Trust), dated April 28, 2006

2. A I M Capital Management, Inc. (relating to Mid Cap Core Trust), dated June 30, 2006

3. American Century Investment Management, Inc. (relating to Vista Trust), dated June 30, 2006

4. Capital Guardian Trust Company (relating to the Overseas Equity and U.S. Large Cap Trusts), dated June 30, 2006

5. Deutsche Asset Management, Inc. (relating to Global Real Estate Trust), dated April 28, 2006

6. Deutsche Asset Management, Inc. (relating to Dynamic Growth Trust), dated June 30, 2006

7. Fund Asset Management, L.P. (relating to Large Cap Value Trust), dated June 1, 2006

8. Jennison Associates LLC, (relating to Capital Appreciation Trust), dated April 28, 2006

9. Marsico Capital Management, LLC, (relating to International Opportunities Trust), dated April 28, 2006

10. Massachusetts Financial Services Company (relating to Utilities Trust), dated June 30, 2006

11. Salomon Brothers Asset Management Inc (relating to Special Value Trust), dated June 30, 2006

12. Sovereign Asset Management, LLC, (relating to Emerging Growth Trust and High Income Trust), dated April 28, 2006

13. T. Rowe Price Associates, Inc. (relating to Real Estate Equity Trust), dated April 28, 2006

14.  UBS Global Asset Management (relating to Large Cap Trust), dated June 30,
     2006

15. UST Advisers, Inc. (relating to Value & Restructuring Trust), dated October 1, 2006

16. Wells Capital Management, Incorporated (relating to Core Bond Trust), dated June 30, 2006

                ADVISORY AGREEMENT AMENDMENT DATED APRIL 28, 2006

                               JOHN HANCOCK TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT made this 28th day of April, 2006, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, between John Hancock Trust (formerly, Manufacturers Investment Trust), a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A to this Agreement is revised to reflect changes to the advisory fees of the

          U.S. Government Securities Trust

          Strategic Bond Trust

          High Yield Trust

          International Opportunities Trust

          All Cap Growth Trust

          Capital Appreciation Trust

          Emerging Small Company Trust

     as noted in the Amendment.

     Appendix A to this Agreement is revised to add the advisory fees of the following portfolios:

          International Small Company Trust

          Mid Cap Value Equity Trust

          Absolute Return Trust

          Real Estate Equity Trust

          Global Real Estate Trust

          High Income Trust

2.   EFFECTIVE DATE

     This Amendment shall become effective with respect to each portfolio set forth above (individually, the "Portfolio") on the later of:

the date of its execution, approval by the Board of Trustees of the Trust of this Amendment, and (iii) if applicable, the date of the meeting of shareholders (or sole shareholder, if applicable) of the Portfolio called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio.

John Hancock Trust


By:
    ---------------------------------


John Hancock Investment Management
Services, LLC


By:
    ---------------------------------

                                   APPENDIX A

     The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Adviser Fee").

          The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

          For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

CHANGES TO THE ADVISORY FEES OF EXISTING PORTFOLIOS

                                            FIRST $500    EXCESS OVER
                                            MILLION OF   $500 MILLION
                                            AGGREGATE    OF AGGREGATE
PORTFOLIO                                  NET ASSETS*    NET ASSETS*
---------                                  -----------   ------------
U.S. Government Securities(1)...........      0.620%        0.550%
Strategic Bond(2) ......................      0.700%        0.650%
High Yield(3) ..........................      0.700%        0.650%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities Trust, a series of the Trust, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond Trust, a series of the Trust, and the Strategic Bond Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the High Yield Trust, a series of the Trust, and the High Yield Fund, a series of John Hancock Funds II, are included.

                                                                 BETWEEN
                                                            $750 MILLION AND          EXCESS OVER
                                  FIRST $750 MILLION OF      $1.5 BILLION OF        $1.5 BILLION OF
PORTFOLIO                          AGGREGATE NET ASSETS   AGGREGATE NET ASSETS   AGGREGATE NET ASSETS
---------                         ---------------------   --------------------   --------------------
International Opportunities
   Trust(1)....................           0.900%                 0.850%                 0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities Trust, a series of the Trust, and the International Opportunities Fund, a series of John Hancock Funds II, are included.

                                                            BETWEEN
                                                        $500 MILLION AND      EXCESS OVER
                                  FIRST $500 MILLION   $1 BILLION OF NET   $1 BILLION OF NET
PORTFOLIO                            OF NET ASSETS           ASSETS              ASSETS
---------                         ------------------   -----------------   -----------------
All Cap Growth Trust...........         0.850%               0.825%              0.800%

                                                    BETWEEN        BETWEEN $500
                                    FIRST        $300 MILLION      MILLION AND     EXCESS OVER
                                $300 MILLION   AND $500 MILLION   $1 BILLION OF   $1 BILLION OF
                                OF AGGREGATE     OF AGGREGATE       AGGREGATE       AGGREGATE
PORTFOLIO                        NET ASSETS       NET ASSETS        NET ASSETS      NET ASSETS
---------                       ------------   ----------------   -------------   -------------
Capital Appreciation Trust(1)      0.850%           0.800%            0.700%          0.670%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation Trust, a series of the Trust, and the Capital Appreciation Fund, a series of John Hancock Funds II, are included.

                                                         EXCESS OVER
                                  FIRST $500 MILLION   $500 MILLION OF
                                   OF AGGREGATE NET     AGGREGATE NET
PORTFOLIO                               ASSETS              ASSETS
---------                         ------------------   ---------------
Emerging Small Company Trust(1)         0.970%             0.900%*

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Small Company Trust, a series of the Trust, and the Emerging Small Company Fund, a series of John Hancock Funds II, are included.

NEW PORTFOLIOS

                                       FIRST $100 MILLION        EXCESS OVER
                                        OF AGGREGATE NET       $100 MILLION OF
PORTFOLIO                                    ASSETS         AGGREGATE NET ASSETS
---------                              ------------------   --------------------
International Small Company Trust(1)          1.03%                0.980%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the International Small Company Trust, a series of the Trust, and the International Small Company Fund, a series of John Hancock Funds II, are included.

                                                   BETWEEN            BETWEEN
                                FIRST  $250   $250 MILLION AND   $500 MILLION AND    EXCESS OVER
                                 MILLION OF    $500 MILLION OF     $1 BILLION OF    $1 BILLION OF
                                 AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET
PORTFOLIO                        NET ASSETS        ASSETS             ASSETS            ASSETS
---------                       -----------   ----------------   ----------------   -------------
Mid Cap Value Equity Trust(1)      0.875%          0.850%             0.825%            0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Equity Trust, a series of the Trust, and the Mid Cap Value Equity Fund, a series of John Hancock Funds II, are included.

                                                  BETWEEN
                                                $200 MILLION
                                  FIRST $200      AND $500       EXCESS OVER
                                  MILLION OF     MILLION OF    $500 MILLION OF
                                   AGGREGATE   AGGREGATE NET    AGGREGATE NET
PORTFOLIO                         NET ASSETS       ASSETS           ASSETS
---------                         ----------   -------------   ---------------
Absolute Return Trust(1).......      0.20%         0.175%           0.150%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Absolute Return Trust, a series of the Trust, and the Absolute Return Fund, a series of John Hancock Funds II, are included.

                                                  BETWEEN
                                                $250 MILLION
                                  FIRST $250      AND $500       EXCESS OVER
                                  MILLION OF     MILLION OF    $500 MILLION OF
                                   AGGREGATE   AGGREGATE NET    AGGREGATE NET
PORTFOLIO                         NET ASSETS       ASSETS           ASSETS
---------                         ----------   -------------   ---------------
Real Estate Equity Trust(1)         0.875%         0.850%           0.825%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Trust, a series of the Trust, and the Real Estate Fund, a series of John Hancock Funds II, are included.

                                                  BETWEEN
                                                $500 MILLION
                                  FIRST $500      AND $750       EXCESS OVER
                                  MILLION OF     MILLION OF    $750 MILLION OF
                                   AGGREGATE   AGGREGATE NET    AGGREGATE NET
PORTFOLIO                         NET ASSETS       ASSETS           ASSETS
---------                         ----------   -------------   ---------------
Global Real Estate Trust(1)         0.950%         0.925%           0.900%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Global Real Estate Trust, a series of the Trust, and the Global Real Estate Fund, a series of John Hancock Funds II, are included.

                                            BETWEEN            BETWEEN
                            FIRST      $150 MILLION AND   $500 MILLION AND    EXCESS OVER
                        $150 MILLION    $500 MILLION OF    $2.5 BILLION OF   $2.5 BILLION
                        OF AGGREGATE       AGGREGATE          AGGREGATE      OF AGGREGATE
PORTFOLIO                NET ASSETS       NET ASSETS         NET ASSETS       NET ASSETS
---------               ------------   ----------------   ----------------   ------------
High Income Trust(1)       0.725%           0.675%              .650%            .600%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the High Income Trust, a series of the Trust, and the High Income Fund, a series of John Hancock Funds II, are included.

                         RESEARCH AND ADVISORY AGREEMENT

                              RREEF AMERICA L.L.C.
                 AN AFFILIATE OF DEUTSCHE ASSET MANAGEMENT, INC.
                             875 N. MICHIGAN AVENUE
                                   41ST FLOOR
                             CHICAGO, ILLINOIS 60611

                                                            As of April 28, 2006

Deutsche Asset Management (Hong Kong) Limited

     We have entered into a Research and Advisory Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of November 23, 2002, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (f/k/a Manufacturers Securities Services, LLC) (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Trust (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. You shall primarily be responsible for recommendations with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): Asia. In carrying out your investment advisory duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by you and us in writing from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the U.S. Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

          In the event that we determine that you are not authorized under United States securities laws to receive compensation with respect to the Fund for your Territory (or any part thereof), you will not receive your monthly fee (or such portion of your monthly fee corresponding to the portion of your Territory for which such a determination has been made). The fees that would have otherwise been paid to you but for this decision will be redistributed pro rata among RREEF and the other similarly situated regional subadvisers providing investment advisory services under similar Research and Advisory Agreements ("Regional Subadvisers").

          In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

          We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

          You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, or any other applicable law or regulation, then it shall not be permitted without the approval of the Trustees of the Fund.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of your acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Trust.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

          Addressed

          If to RREEF America L.L.C., to:

               RREEF America L.L.C.
               Floor 26
               101 California Street

               San Francisco, Ca 94111
               Attention: Marlena Casellini
                          Managing Director, Chief Operating Officer
               (Facsimile No. 1.415.392.4648)

          With a copy to:

               RREEF America L.L.C.
               875 N. Michigan Avenue
               41st Floor
               Chicago, IL 60611
               Attention: Barry H. Braitman
                          Managing Director
               (Facsimile No. 1.312.266.9346)

          If to Deutsche Asset Management (Hong Kong) Limited, to:

               Floor 53, Cheung Kong Center
               2 Queen's Road Central
               Hong Kong, China
               Attention: Edouard Fernen Peter,
                          Head of Asset Management, Asia Pacific and Middle East
               (Facsimile No. 852-2203-7230)

or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Trust or any portfolio thereof, but only the assets belonging to John Hancock Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.

                      [Signature Page Immediately Follows]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                        Very truly yours,

                                        RREEF AMERICA L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The foregoing agreement is hereby accepted as of the date first above written.

                                        Deutsche Asset Management (Hong Kong)
                                        Limited


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted:

Global Real Estate Trust


By:
    ------------------------------------

                             RESEARCH, ADVISORY AND
                         INVESTMENT MANAGEMENT AGREEMENT

                              RREEF AMERICA L.L.C.
                 AN AFFILIATE OF DEUTSCHE ASSET MANAGEMENT, INC.
                             875 N. MICHIGAN AVENUE
                                   41ST FLOOR
                             CHICAGO, ILLINOIS 60611

                                                            As of April 28, 2006

Deutsche Asset Management International GmbH

     We have entered into a Research, Advisory and Investment Management Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of November 23, 2002, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (f/k/a Manufacturers Security Services, LLC) (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Trust (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory and investment management services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. We hereby appoint you as an investment manager to supervise and direct the investment and reinvestment (the "Investments") with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): Europe and Africa (the Investments in the Territory are sometimes referred to herein as the "Portfolio"). In carrying out your investment advisory and investment management duties hereunder, you will comply with the objectives, guidelines and restrictions (the "Investment Guidelines) as may be agreed upon by you and us from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the United States Securities and Exchange Commission, as the same may be amended from time to time. The Investment Guidelines may be amended at any time by written agreement between you and us. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

          Subject to the Investment Guidelines, you are authorized to deal with the Investments in any way (including, without limitation, the purchase, sale, conversion or exchange of securities, the purchase or sale of subscription rights, the purchase or sale of foreign exchange, the exercise, purchase or sale of option rights, and entering into futures contracts in such markets as it considers appropriate), as well as to carry out all other customary actions which appear to you to be appropriate in relation to the investment or reinvestment of the Investments. Transactions in any market are subject to the standard conditions, practices, usages and regulations, prevailing at such market.

          We agree that you are authorized to place orders directly with brokers and dealers as permitted by the Investment Guidelines. We agree that you may select brokers and dealers for execution of transactions relating to the Investments at your sole discretion in accordance with the principle of best execution and in accordance with the Investment Guidelines. In making such selection, you will consider not only the available securities' prices, commission charges and other fees, but also other relevant factors (such as, without limitation, execution capabilities, research, statistical and other services provided to you by such brokers or dealers) affecting the transaction price.

          Brokerage and research services provided to you by brokers include not only general research services but also specialized services such as First Call, Telerate, Reuters, Bloomberg, Quotron and Topic. Research services received consist of company analysis, technical analysis, company news, market news and economic and market research. All of these services provided to you and for which we agree that you shall be entitled to retain the value are reviewed regularly and are provided to your clients as appropriate assistance to the investment-decision making process of you.

          We agree that you may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of your clients; in addition, we agree that you generally plan each year to allocate trades effected on behalf of your clients among brokers which provide superior brokerage and research services for the benefit of your clients.

          We agree that you will not be responsible for exercising any voting rights relating to any of the Investments. We further agree that you will not provide any legal advice or act for us in any class action proceedings involving Investments or issuers of securities of Investments held in the Portfolio.

          In dealings with third parties you will, as our authorized representative, act in our name and for our account. We shall provide you with any specific authorization or certification you may require.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

          In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

          We will indemnify you for all taxes, duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees, and legal fees) you incur as a result of your services hereunder. The obligations contained in this sub-clause shall survive the termination of the Agreement.

          We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

          You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings", as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies") only if and when you have received our prior written consent to so sub-delegate such services, and we agree that our written consent shall not be unreasonably withheld. In no event will we provide you with our written consent to sub-delegate the performance of your services hereunder if we determine the sub-delegation of the performance of your services hereunder would be in violation of the Fund's Prospectus and/or Statement of Additional Information filed with the United States Securities and Exchange Commission or the U.S. Investment Company Act of 1940, as amended, or the U.S. Investment Advisers Act of 1940, as amended, or any other applicable law or regulation.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. We agree to furnish you with any information with respect to the Investments which you may reasonably require. We further agree to provide you promptly upon the signing of this Agreement with all evidence of the necessary power and authority of us and the persons signing the Agreement on behalf of us to bind us in relation to dealings with you, to provide you with a list of specimen signatures of persons entitled to act on behalf of us in all dealings with you, and to supply copies to you of any consents required in relation to the entering into of this Agreement and the performance of your obligations hereunder.

          Except as agreed between the parties, all information exchanged under this Agreement shall be treated as confidential and shall not be disclosed to third parties (excluding Group Companies and the custodian) except as required by law.

          We agree that you are authorized to record every telephone conversation held with your Advised Portfolio Group or Fund Management Department. We agree to the recording and its storage for a limited period of time. We will inform our employees integrated in this working process accordingly and obtain their agreement with such recording. We will oblige such employees not to provide any third person with the telephone numbers of your Advised Portfolio Group or Fund Management Department.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement. You further agree to immediately notify us should you receive information that your status as a registered investment advisor under the U.S. Investment Advisers Act of 1940, as amended, ceases.

     8. You shall not receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, unless prior to your receipt of such compensation we have been notified and have informed you of our determination that you are authorized to receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund. In no event will we provide you with such a determination if we believe the payment to you of any commission, fee, or other remuneration for acting as a broker would be in violation of the Fund's Prospectus and/or Statement of Additional Information filed with the United States Securities and Exchange Commission or the U.S. Investment Company Act of 1940, as amended, or any other applicable law or regulation.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent we have been notified of your desire to consult another subadviser and we have informed you of our determination that such consultation is permissible and appropriate. In no event will we provide you with such a determination if we believe your consultation with any other subadviser engaged by Adviser would be a violation of the Fund's Prospectus and/or Statement of Additional Information filed with the United States Securities and Exchange Commission or the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability to RREEF America L.L.C. for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of you acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Trust.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

     Addressed

          If to RREEF America L.L.C., to:

               RREEF America L.L.C.
               Floor 26
               101 California Street
               San Francisco, Ca 94111
               Attention: Marlena Casellini
                          Managing Director, Chief Operating Officer
                    (Facsimile No. 1.415.392.4648)

          With a copy to:

               RREEF America L.L.C.
               875 N. Michigan Avenue
               41st Floor
               Chicago, IL 60611
               Attention: Barry H. Braitman
                          Managing Director
                    (Facsimile No. 1.312.266.9346)

          If to Deutsche Asset Management International GmbH, to:

               __ Floor
               Mainzer Landstrasse 178-190
               Frankfurt am Main, Germany
               Attention: Mr. Michael Koch
                          Director
                    (Facsimile No. _____)

or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended, or the U.S. Investment Advisers Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. Notwithstanding anything in this Research, Advisory and Investment Management Agreement to the contrary, you are not and shall not become by virtue of this Research, Advisory and Investment Management Agreement an agent of the Adviser or of the Fund.

     16. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Trust or any portfolio thereof, but only the assets belonging to John Hancock Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     17. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.

                      [Signature Page Immediately Follows]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                        Very truly yours,

                                        RREEF AMERICA L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The foregoing agreement is hereby accepted as of the date first above written.

                                        Deutsche Asset Management International
                                        GmbH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted:

Global Real Estate Trust


By:
    ------------------------------------

                         RESEARCH AND ADVISORY AGREEMENT

                              RREEF AMERICA L.L.C.
                 AN AFFILIATE OF DEUTSCHE ASSET MANAGEMENT, INC.
                             875 N. MICHIGAN AVENUE
                                   41ST FLOOR
                             CHICAGO, ILLINOIS 60611

                                                            As of April 28, 2006

Deutsche Investments Australia Limited

     We have entered into a Research and Advisory Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of November 23, 2002 as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (f/k/a Manufacturers Securities Services, LLC) (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Trust (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. You shall primarily be responsible for recommendations with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): Australia and New Zealand. In carrying out your investment advisory duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by you and us in writing from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the U.S. Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the

Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

          In the event that we determine that you are not authorized under United States securities laws to receive compensation with respect to the Fund for your Territory (or any part thereof), you will not receive your monthly fee (or such portion of your monthly fee corresponding to the portion of your Territory for which such a determination has been made). The fees that would have otherwise been paid to you but for this decision will be redistributed pro rata among RREEF and the other similarly situated regional subadvisers providing investment advisory services under similar Research and Advisory Agreements ("Regional Subadvisers").

          In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

          We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

          You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, or any other applicable law or regulation, then it shall not be permitted without the approval of the Trustees of the Fund.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Trust. 13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

          Addressed

          If to RREEF America L.L.C., to:
               RREEF America L.L.C.
               875 N. Michigan Avenue

               41st Floor
               Chicago, Illinois 60611
               Attention: Marlena Casellini
                          Managing Director, Chief Operating Officer
                    (Facsimile No. 1.415.392.4648)

          With a copy to:

               RREEF America L.L.C.
               875 N. Michigan Avenue
               41st Floor
               Chicago, Illinois 60611
               Attention: Barry H. Braitman
                          Managing Director
                    (Facsimile No. 1.312.266.9346)

          If to Deutsche Investments Australia Limited, to:
               Floor 21
               83 Clarence Street
               NSW 2000
               Sydney, Australia
               Attention: Ms. Penni James
                          Head of Compliance
                    (Facsimile No. ________________)

or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Trust or any portfolio thereof, but only the assets belonging to John Hancock Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                        Very truly yours,

                                        RREEF AMERICA L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The foregoing agreement is hereby accepted as of the date first above written.

                                        Deutsche Investments Australia Limited


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted:

Global Real Estate Trust


By:
    ---------------------------------

                               JOHN HANCOCK TRUST

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of April 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Dimensional Fund Advisors Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

     1. APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

     2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

I. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

          i. obtain and evaluate such economic, statistical, financial and other information that the Subadviser deems relevant to the management of the Portfolios;

          ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended; provided however, that the Adviser provides the Subadviser with changes to the Trust's registration statement with respect to the Portfolios at least sixty (60) days in advance of the effectiveness of such change with respect to any material change that affects the management of the Portfolios' assets, and within a reasonable period of time in advance of the effectiveness of such change with respect to any other changes;

          iii. implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

          iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

          v. upon reasonable request, provide assistance to the Trust to assist the Trust in fair value pricing securities held by the Portfolios for which market quotations are not readily available, including communicating with the Trust's Custodian or pricing agent.

II. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including payment of salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including recordkeeping, clerical personnel and equipment necessary for the conduct of investing each Portfolios' assets (excluding non-investment advisory services such as the determination of net asset value and custodial, transfer agency, and Portfolio and shareholder accounting services). The Adviser acknowledges and agrees that the Subadviser is not responsible to advise or act for the Trust or the Portfolio in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Portfolio or the issuers of such securities. To the extent the Subadviser has received written documentation related to such proceedings related to securities held by the Trust which are managed by the Subadviser, the Subadviser shall promptly forward the documentation to the Adviser.

III. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with procedures agreed upon by the parties, as amended from time to time. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's and its affiliates' overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

IV. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

V. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required to be kept of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

VI. To the extent proxy voting materials have been forwarded to the Subadviser in a timely fashion by the Portfolio's custodian, the Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with (i) the Trust's proxy voting policies and procedures; provided however, the Adviser shall notify the Subaviser of any material change to the Trust's proxy voting policies and procedures at least sixty (60) days in advance of the effectiveness of such change); and (ii) the proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act (a summary of which is described in the Subadviser's Form ADV Part II, as amended from time to time).

VII. The Adviser understands and agrees that the Subadviser, as part of its duties hereunder, is not responsible for determining whether or not the Portfolio is a suitable and appropriate investment for the clients who invest in such Portfolio.

VIII. The Subadviser may rely on specific information, instructions or requests given or made to Subadviser by the Adviser with respect to the Trust, the Portfolio and the management of the Portfolio's assets, which are believed to be in good faith by the Subadviser to be reliable.

     3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

     4.   LIABILITY OF SUBADVISER AND AFFILIATES

     The Subadviser, its affiliates and each of their directors, officers and employees shall not be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

     5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, shareholders or otherwise; that employees, agents and shareholders of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

     6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty (60) days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

     8.   PROVISION OF CERTAIN INFORMATION

a. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

IX. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     ii. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

     iii. any change in actual control or management of the Subadviser or the portfolio manager responsible for coordinating the day-to-day management of any Portfolio.

b. The Adviser shall furnish to the Subadviser copies of the following documents:

     i. the resolutions of the Trust's Board approving the engagement of the Subadviser as a subadviser to the Portfolio and approving the form of this Agreement;

     ii. current copies of the registration statement, Prospectus and Statement of Additional Information of the Trust relating to the Portfolio;

     iii. resolutions, policies and procedures adopted by the Trust's Board in respect of the management or operation of the Portfolio; and

     iv. a list of affiliated brokers and underwriters and other affiliates for compliance with applicable provisions of the Investment Company Act.

     The Adviser shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements to the items above shall be provided: (1) with respect to any material change that affects the management of the Portfolios' assets, within sixty (60) days for items (i) and (ii) above and thirty (30) days for items (iii) and (iv) above in advance of the effectiveness of such amendment or supplement, and (2) with respect to any other changes, within a reasonable period of time such materials become available to the Adviser. Until so provided, the Subadviser may continue to rely on those documents previously provided.

     9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

     10.  CONSULTATION WITH OTHERS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser or with unaffiliated third parties to better enable the Subadviser to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser; provided that the Subadviser shall be responsible for any acts or omissions of such affiliated or unaffiliated persons or parties to the extent Subadviser would have been responsible under this Agreement, and shall notify the Adviser in writing before entering into such arrangements.

     Notwithstanding the foregoing, as required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

          a.   other subadvisers to a Portfolio;

          b.   other subadvisers to a Trust portfolio; and

          c. other subadvisers to a portfolio under common control with the Portfolio.

     11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

     12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

     13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date actually received.

     15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

     16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

     17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings", as such policy may be amended from time to time. The Trust shall provide the Subadviser with any such amendments. The Subadviser will keep in place a policy on insider trading, as amended from time to time, and shall prohibit its employees from trading in violation of such policy.

     19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination (other than written inquiries such as "sweep letters" conducted by the SEC or exams that cannot be disclosed by law or order of the regulatory agency) of the Subadviser that relates to services provided by the Subadviser to the Trust and a general summary of any material deficiencies of the Subadviser cited by the applicable regulatory agency as a result of such examination to the extent such disclosure is permitted by law, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust, including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and any material deficiency relating to the services provided by the Subadviser to the Trust under this Agreement discovered as a result of any formal internal audit conducted by Subadviser. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with certifications, information and access to personnel (including those resources that are responsible for enforcing the Compliance Policies to permit reasonable testing of such Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

     20.  REFERENCES TO THE ADVISER AND SUBADVISER

     During the term of this Agreement, each party agrees to furnish the other party at its principal office sales literature, prospectuses or shareholder reports, or other similar material prepared for distribution to the public, which refers to the other party or its clients, prior to use thereof and not to use such references if the other party objects in writing within five business days (or such other time as may be agreed upon) after receipt thereof. Sales literature may be furnished to the other party by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and Chief
    Financial Officer


                                        DIMENSIONAL FUND ADVISORS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                         FIRST       EXCESS OVER
                                     $100 MILLION   $100 MILLION
                                     OF AGGREGATE   OF AGGREGATE
PORTFOLIO                             NET ASSETS*    NET ASSETS*
---------                            ------------   ------------
International Small Company Trust*

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)     Other Portfolio(s)
------------------     ------------------
International Small -- International Small Company Fund, a
   Company Trust       series of John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

     AMENDMENT MADE AS OF THIS 28TH DAY OF APRIL 2006 TO THE SUBADVISORY AGREEMENT DATED MAY 1, 2003, AS AMENDED (THE "AGREEMENT"), BETWEEN JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC (FORMERLY, MANUFACTURERS SECURITIES SERVICES, LLC), A DELAWARE LIMITED PARTNERSHIP (THE "ADVISER"), AND MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED, A CANADIAN CORPORATION (THE "SUBADVISER"). IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.   CHANGE IN APPENDIX A

    APPENDIX A OF THE AGREEMENT RELATING TO COMPENSATION OF THE SUBADVISER IS
                    AMENDED TO ADD THE ABSOLUTE RETURN TRUST.

3.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED


By:
    ---------------------------------
    Keith E. Walter
    Senior Vice President

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                 BETWEEN
                              FIRST $200    $200 MILLION AND     EXCESS OVER
                              MILLION OF      $500 MILLION     $500 MILLION OF
                            AGGREGATE NET   OF AGGREGATE NET    AGGREGATE NET
        PORTFOLIO              ASSETS*           ASSETS*           ASSETS*
        ---------           -------------   ----------------   ---------------
Absolute Return Trust....

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)      Other Portfolio(s)
------------------      ------------------
Absolute Return Trust   Absolute Return Fund, a series of John Hancock
                        Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and RCM Capital Management LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, shall have full discretionary authority to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available. Subadviser shall not be the custodian of the assets.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and
     (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1.   other subadvisers to a Portfolio;

     2.   other subadvisers to a Trust portfolio;

     3. other subadvisers to a portfolio under common control with the Portfolio.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Declaration of Trust establishing the Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The parties agree to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. All information (including investment advice) furnished by the parties shall be treated as confidential and shall not be disclosed to third parties unless requested by a regulatory agency or otherwise as required by law or permitted by such policy or agreed to in writing by the parties hereto.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

20. ACKNOWLEDGEMENT OF RECEIPT OF FORM ADV PART II, PRIVACY NOTICE AND A DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

     Adviser hereby acknowledges that at least 48 hours prior to entering into this Agreement it has been received, and had an opportunity to review the Subadviser's Form ADV, Part II (which includes Subadviser's privacy notice and a description of Subadviser's proxy voting policies and procedures) as required by Rule 204-3 under the Investment Advisers Act, as amended.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


                                        RCM CAPITAL MANAGEMENT LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                   FIRST       EXCESS OVER
                               $500 MILLION   $500 MILLION
                               OF AGGREGATE   OF AGGREGATE
PORTFOLIO                       NET ASSETS*    NET ASSETS*
---------                      ------------   ------------
Emerging Small Company Trust

* The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)              Other Portfolio(s)
------------------              ------------------
Emerging Small Company Trust -- Emerging Small Company Fund, a series of
                                John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.


#224561 v03                            90

                               JOHN HANCOCK TRUST

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and RiverSource Investments, LLC, a Minnesota limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs, as reasonably requested by the Adviser or the Trustees of the Trust; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available, as reasonably requested by the Trust's Custodian or the Adviser, provided that the Trust's Custodian and/or other service provider responsible for valuing the securities held by the Portfolios in accordance with the Portfolios' fair valuation procedures, and not Subadviser, shall be responsible for determining the fair valuation of any such securities.

b. The Subadviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully and all other


#224561 v03                            91
     personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services) in accordance with its investment management responsibilities under this Agreement.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. Absent negligence, bad faith or willful misconduct by the Subadviser, the Subadviser shall not be responsible for any loss caused by any act or omission of any broker-dealer; provided, however, that with respect to any broker-dealer that has been selected by the Subadviser, the Subadviser has acted prudently in such selection.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolios' investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolios and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall not be responsible for any other corporate actions relating to the Portfolios, including administrative filings, such as proofs of claims or claims in class actions, but will promptly forward any materials related to such actions received by the Subadviser to the Adviser. In addition, the Subadviser will assist the Adviser or the Trust with respect to these matters by providing historical transaction information as reasonably requested by the Trust's custodian or the Adviser.

3.   COMPENSATION OF SUBADVISER


#224561 v03                            92

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors. Absent negligence, willful misconduct or bad faith by them, each of the Subadviser, and its respective directors, officers, employees and agents, shall be entitled to rely upon any information or instructions furnished to it (or any of them as individuals) by the Adviser which is believed in good faith to be accurate and reliable. The Adviser understands and acknowledges that the Subadviser does not guarantee to provide any particular rate of return, market value or performance of any assets of the Portfolios. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Adviser may have under such laws or regulations.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.


#224561 v03                            93

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION

a. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     i. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     ii. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

     iii. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

b. The Adviser will promptly notify the Adviser in writing if the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolios.

c. The Adviser will provide the Subadviser with the Trust's current Prospectus and Statement of Additional information and any amendments thereto on a timely basis, including reasonable advance notice of any investment guideline changes. The Adviser will provide the Subadviser such other information relating to the Portfolios and to the services to be provided by the Subadviser under this agreement as the Adviser and Subadviser mutually agree is necessary or appropriate.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take


#224561 v03                            94
action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1.   other subadvisers to a Portfolio;

     2.   other subadvisers to a Trust portfolio;

     3. other subadvisers to a portfolio under common control with the Portfolio.

     The Adviser agrees to furnish a list of any such subadvisers to the Subadviser, and to advise the Subadviser of any changes to the list. The Adviser shall make a good faith effort to ensure that the advisory contracts of each such subadviser contain the same prohibitions as this Section 10.


#224561 v03                            95

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS


#224561 v03                            96

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The Adviser agrees to furnish the Subadviser with a copy of any such portfolio holdings disclosure policy it has adopted and that remains in effect from time to time.

     All information and advice furnished by the Subadviser to the Adviser under this Agreement shall be confidential and shall not be disclosed to third parties, except as required by law, permitted by the Trust's Policy Regarding Disclosure of Portfolio Holdings or authorized in writing by the Subadviser, as applicable. All information furnished by the Adviser to the Subadviser and its affiliates under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as required by law, permitted by the Trust's Policy Regarding Disclosure of Portfolio Holdings, authorized in writing by the Adviser, or where it is necessary to provide services to the Adviser or the Portfolios in connection with this Agreement, as applicable. The Sub-Adviser may share information provided by the Adviser with the Subadviser's affiliates in accordance with the Subadviser's privacy policies in effect from time to time, as communicated in writing by Subadviser to Adviser and not otherwise objected to by Adviser, or in accordance with the Trust's Policy Regarding Disclosure of Portfolio Holdings, as applicable.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with a summary of the Subadviser's written policies and procedures relating to the Subadviser's management of the Portfolios ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) notification of any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser relating to the Subadviser's management of the Portfolios and documentation describing the results of any such examination, (iii) documentation describing the results of the Subadviser's assessment regarding testing of the Compliance Policies, and (iv) notification of any material compliance matter (as defined in Rule 38a-1 under the Investment Company Act) that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources in order to allow the Adviser to test the Compliance Policies of the Subadviser, as the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.


#224561 v03                            97

20.  REPRESENTATIONS, WARRANTIES AND COVENANTS

a.   The Adviser represents, warrants and covenants that:

     i. The Adviser: (i) is not prohibited by the Investment Company Act or the Investment Advisers Act from performing the services contemplated by this Agreement; (ii) has appointed a Chief Compliance Officer under Rule 206(4)-7 of the Investment Advisers Act; (iii) has adopted written policies and procedures that are reasonably designed to prevent violations of the Investment Advisers Act from occurring; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

     ii. The (i) the Trustees of the Trust have approved the appointment of the Subadviser pursuant to this Agreement; and (ii) the person executing this Agreement on behalf of the Adviser is authorized to do so.

b.   The Subadviser represents, warrants and covenants that:

     i. The Subadviser: (i); is not prohibited by the Investment Company Act or the Investment Advisers Act from performing the services contemplated by this Agreement; (ii) has appointed a Chief Compliance Officer under Rule 206(4)-7 of the Investment Advisers Act; (iii) has adopted written policies and procedures that are reasonably designed to prevent violations of the Investment Advisers Act from occurring; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     ii. The person executing this Agreement on behalf of the Subadviser is authorized to do so.

c. The Adviser or Subadviser will promptly notify the other in writing if any of their respective representations or warranties made in this Agreement change or become untrue for any reason.

21.  ACKNOWLEDGMENTS OF ADVISER

     The  Adviser understands and acknowledges that:

a. The Subadviser shall have no responsibility under this Agreement for such other assets or assets over which the Subadviser has no discretionary investment management authority pursuant to this Agreement.

b. The Adviser has received a copy of Part II of the Subadviser's Form ADV or other brochure meeting the requirements of Rule 204-3 under the Investment Advisers Act ("Subadviser Disclosure Brochure").

22.  CUSTODY

     The Subadviser shall not act as custodian for the Trust and shall not take possession of any assets of the Portfolios. The Subadviser shall give notice and directions with respect to transactions in a manner


#224561 v03                            98
that shall be agreed upon with the Trust's custodian. Absent negligence, bad faith, or willful misconduct by the Subadviser, the Subadviser shall not be responsible for any loss caused by any act or omission of the Trust's custodian.

23.  MARKET DATA.

     The Subadviser may provide the Adviser or the Trustees of the Trust with third party market data relating to securities and securities markets. While the Subadviser believes that such data is accurate, complete and timely, the Subadviser does not guarantee the accuracy, completeness, or timeliness of such information nor does it imply any warranty of any kind regarding the market data.

24.  USE OF NAME

     The Adviser agrees that the Subadviser may identify the Adviser, the Trust or the Portfolios by name in the Subadviser's current client list. Such list may be used with third parties.

25.  COUNTERPARTS

     This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same Agreement.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)


#224561 v03                            99

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


                                        RIVERSOURCE INVESTMENTS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


#224561 v03                           100

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                 FIRST          NEXT           NEXT        EXCESS OVER
                             $250 MILLION   $250 MILLION   $500 MILLION     $1BILLION
                             OF AGGREGATE   OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO                     NET ASSETS*    NET ASSETS*    NET ASSETS*    NET ASSETS*
---------                    ------------   ------------   ------------   ------------
Mid Cap Value Equity Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Fund. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Fund are determined as of the close of business on the previous business day of the Fund, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Fund Portfolio(s)                 Other Portfolio(s)
-----------------                 ------------------
Mid Cap Value Equity Trust   --   Mid Cap Value Equity Fund, a series of John
                                  Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                             RESEARCH, ADVISORY AND
                         INVESTMENT MANAGEMENT AGREEMENT

                         DEUTSCHE ASSET MANAGEMENT, INC.
                                 345 PARK AVENUE
                          NEW YORK, NEW YORK 10154-0010

                                                                  April 28, 2006

RREEF America L.L.C.
875 N. Michigan Ave
41st Floor
Chicago, IL 60611

     We have entered into a Subadvisory Agreement (the "Subadvisory Agreement") dated as of November 23, 2002, as amended from time to time, with John Hancock Investment Management Services, LLC (formerly known as Manufacturers Securities Services, L.L.C.) (the "Adviser"), a Delaware limited liability company, on behalf of the Real Estate Securities Trust and the Global Real Estate Trust (each a "Trust" and collectively the "Trusts") each of which is a series of John Hancock Trust ("JHT"), pursuant to which we act as subadviser to the Trusts. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Trusts, and with the approval of the Trusts, we wish to avail ourselves of your investment advisory and investment management services. Accordingly, with the acceptance of the Trusts, we hereby agree with you as follows for the duration of this Agreement:

     1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. In carrying out your investment advisory duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by the parties in writing from time to time, and also with the investment restrictions outlined in JHT's registration statement filed with the United States Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. Pursuant to Section 3 and as detailed on Appendix A of the Subadvisory Agreement, we receive a monthly fee as compensation for the services we provide to the Adviser related to the Trusts. As permitted by Section 2(i) of the Subadvisory Agreement, we are hereby delegating to you all of the day-to-day management obligations related to the Trusts. In conjunction with your performance of such obligations, we agree to pay you (in United States dollars) a monthly fee equal to one hundred percent (%) of the fees we receive from the Adviser related to each of the Trusts. We agree to make such payments to you by wire transfer or check, at your option. We further agree to make each such monthly payment within the ten (10) days next following the day of our receipt of our monthly fee related to the Trusts.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Trusts, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Trusts any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

     You agree to treat the Trust's portfolio holdings as confidential information in accordance with the JHT's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon the Adviser's notification to us of any amendments to the JHT's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, or any other applicable law or regulation, then it shall not be permitted without the approval of the Trustees of JHT.

     4. You agree that you will not make a short sale of any capital stock of the Trusts, or purchase any share of the capital stock of the Trusts otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Trusts.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Trusts, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Trusts, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Trusts or another fund advised by Adviser, except to the extent such consultation is made with respect to the Trust(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of your acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to either Trust at least annually by the affirmative vote of (i) a majority of the members of JHT's Board who are not interested persons of JHT, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of JHT's Board or the holders of a majority of the outstanding voting securities of the respective Trust. This Agreement may nevertheless be terminated at any time with respect to either Trust, without penalty, by JHT's Board or by vote of holders of a majority of the outstanding voting securities of the respective Trust, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Trust, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment is specifically approved by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of JHT (to the extent required by applicable law); and (ii) a majority of the members of JHT's Board of Trustees who are not interested persons of JHT, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the respective Trust vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the JHT.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

     Addressed

          If to Deutsche Asset Management, Inc., to:

               Deutsche Asset Management, Inc.
               345 Park Avenue
               New York, NY 10154
               Attention: Kim Mustin
                          Managing Director
                    (Facsimile No. 212-454-0744)

          If to RREEF America L.L.C., to:

               RREEF America L.L.C.
               Floor 26
               101 California Street
               San Francisco, Ca 94111
               Attention: Marlena Casellini

                          Managing Director, Chief Operating Officer
                    (Facsimile No. 415.392.4648)

          With a copy to:

               RREEF America L.L.C.
               875 N. Michigan Ave
               41st Floor
               Chicago, IL 60611
               Attention: Barry H. Braitman
                          Managing Director
                    (Facsimile No. 312.266.9346)

or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person", "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of JHT shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of JHT or any portfolio thereof, but only the assets belonging to JHT, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Trust, including but not limited to any material violation of the Compliance Policies, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Policies, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable JHT to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to us all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and us will then coordinate and deliver the same to the Adviser on your behalf.

                      [Remainder left intentionally blank]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                        Very truly yours,

                                        DEUTSCHE ASSET MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The foregoing agreement is hereby accepted as of the date first above written.

                                        RREEF AMERICA L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted:

GLOBAL REAL ESTATE TRUST


By:
    ---------------------------------


REAL ESTATE SECURITIES TRUST


By:
    ---------------------------------

                             RESEARCH, ADVISORY AND
                         INVESTMENT MANAGEMENT AGREEMENT

                              RREEF AMERICA L.L.C.

                 AN AFFILIATE OF DEUTSCHE ASSET MANAGEMENT, INC.

                             875 N. MICHIGAN AVENUE
                                   41ST FLOOR
                             CHICAGO, ILLINOIS 60611

                                                            As of April 28, 2006

RREEF Global Advisors Limited

     We have entered into a Research, Advisory and Investment Management Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of November 23, 2002, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (f/k/a Manufacturers Securities Services, LLC) (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Trust (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory and investment management services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. You shall primarily be responsible for investment management and other relevant services with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): Europe and Africa. Additionally you agree to provide us with such information, investment recommendations, advice and assistance as we shall from time to time reasonably request, provided that such disclosure is permitted in accordance with applicable legal and regulatory requirements. In carrying out your investment advisory and investment management duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by the parties in writing from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the United States Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by

RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

          In the event that we reasonably determine in good faith that you are not authorized under United States securities laws to receive compensation with respect to the Fund for your Territory (or any part thereof), you will not receive your monthly fee (or such portion of your monthly fee corresponding to the portion of your Territory for which such a determination has been made). The fees that would have otherwise been paid to you but for this decision will be redistributed pro rata among RREEF and the other similarly situated regional subadvisers providing investment advisory services under similar Research and Advisory Agreements ("Regional Subadvisers").

          In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

          We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

          You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, or any other applicable law or regulation, then it shall not be permitted without the approval of the Trustees of the Fund.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

     7. You represent and warrant that at all times during which you provide investment advisory and investment management services under this Agreement you are, and will continue to be, registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree that once you are so registered you will maintain such registration for as long as you provide investment advisory and investment management services under this Agreement, as the same may be amended or extended in accordance with its terms.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of your acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Trust.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

          Addressed:

          If to RREEF America L.L.C., to:

               RREEF America L.L.C.
               Floor 26
               101 California Street
               San Francisco, Ca 94111
               Attention: Marlena Casellini
                          Managing Director, Chief Operating Officer
                    (Facsimile No. 1.415.392.4648)

          With a copy to:

               RREEF America L.L.C.
               875 N. Michigan Avenue
               41st Floor
               Chicago, IL 60611
               Attention: Barry H. Braitman
                          Managing Director
                    (Facsimile No. 1.312.266.9346)

          If to RREEF Global Advisors Limited, to:

               Floor 2
               1 Appold Street, Broadgate
               London, UK
               Attention: Mr. Stephen Shaw
                          Managing Director, Chief Operating Officer
                    (Facsimile No.)

or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Trust or any portfolio thereof, but only the assets belonging to John Hancock Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Policies, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Policies, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.

                      [Signature Page Immediately Follows]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                        Very truly yours,

                                        RREEF AMERICA L.L.C.


                                        By:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The foregoing agreement is hereby accepted as of the date first above written.

                                        RREEF Global Advisors Limited


                                        By:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted:

Global Real Estate Trust


By:
     --------------------------------

                               JOHN HANCOCK TRUST

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Western Asset Management Company, a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

     1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust and Adviser.

     2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

     a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

          I. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

          II. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

          III. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

          IV. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

          V. provide assistance in determining the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

     b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

     c. The Adviser has furnished or will furnish the Subadviser with copies of the Portfolios, Registration Statements, Prospectuses, Statements of Additional Information, Declaration of Trust and By-laws as currently in effect and agrees during the continuance of this Agreement to furnish promptly the Subadviser with copies of any amendments or supplements thereto at the time the amendments or supplements become effective. Until the Adviser delivers any such amendment or supplement to the Subadviser, the Subadviser may rely on the Prospectuses and Statements of Additional Information and any supplements thereto previously furnished to the Subadviser.

     d. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

     e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

     f. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

     3.   COMPENSATION OF SUBADVISER

          The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

     4.   LIABILITY OF SUBADVISER

          Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees.

     5.   SUPPLEMENTAL ARRANGEMENTS

          The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser, provided that the Subadviser shall be responsible for any acts or omissions of such other persons and shall notify the Adviser in writing before entering into such arrangements.

     6.   CONFLICTS OF INTEREST

          It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

     7.   REGULATION

          The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     8.   DURATION AND TERMINATION OF AGREEMENT

          This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

          If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

          This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

     9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

          The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

          a) the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          b) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

          c) any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

     10.  AMENDMENTS TO THE AGREEMENT

          This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

     11.  ENTIRE AGREEMENT

          This Agreement contains the entire understanding and agreement of the parties.

     12.  HEADINGS

          The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     13.  NOTICES

          All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

     14.  SEVERABILITY

          Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

     15.  GOVERNING LAW

          The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

     16.  LIMITATION OF LIABILITY

          The Declaration of Trust establishing the Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     17.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

          As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

          1.   other subadvisers to a Portfolio;

          2.   other subadvisers to a Trust portfolio;

          3. other subadvisers to a portfolio under common control with the Portfolio.

     18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

          The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

          All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as ay be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Further, the Adviser and Trust agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and the Adviser and Trust agree not to disclose any of the information contained in such materials except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Trust, the independent accountants and any other agent of the Portfolios; or (iv) as otherwise agreed to by the parties in writing.

     19.  COMPLIANCE

          Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act. Subadviser also agrees to provide such other information as may be reasonably requested by the Trust, CCO, or his authorized representative, upon request relating to the Subadviser's compliance program.

     20.  USE OF NAMES

          The parties agree that the name of the Adviser and Subadviser, the names of the affiliates of the Adviser and the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Adviser and Subadviser and their affiliates, respectively. Upon termination of this Agreement, the Adviser and the Subadviser shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names of the other party. It is understood that the Subadviser shall have not responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws or regulations. If the Adviser or Subadviser makes an unauthorized use of the other party's names, derivatives, logos, trademarks, service marks or trade names, it is acknowledged that such other party shall suffer irreparable hardship for which monetary damages are inadequate and therefore such other party will be entitled to injunctive relief.

     21.  AUTHORIZATION TO EXECUTE DOCUMENTS

          Subadviser may execute all documents and agreements with brokers and dealers, including brokerage agreement, clearing agreements, account documentation, swap arrangements, other investment related agreements, and any other agreements, documents, or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement, for the purposes of managing the Portfolios provided that the Subadviser does not contravene the Prospectus, investment guidelines, or other applicable Trust portfolios' requirements or limitations.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


                                        WESTERN ASSET MANAGEMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                       FIRST       EXCESS OVER
                                   $500 MILLION   $500 MILLION
                                   OF AGGREGATE   OF AGGREGATE
PORTFOLIO                           NET ASSETS*    NET ASSETS*
---------                          ------------   ------------
U.S. Government Securities Trust
Strategic Bond Trust
High Yield Trust

* The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                      Other Portfolio(s)
------------------                      ------------------
U.S. Government Securities Trust   --   U.S. Government Securities Fund,
                                        a series of John Hancock Funds II

Strategic Bond Trust               --   Strategic Bond Fund, a series of
                                        John Hancock Funds II

High Yield Trust                   --   High Yield Fund, a series of
                                        John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of April, 2006, between Western Asset Management Company ("WAM" or "Subadviser"), and Western Asset Management Company Limited ("WAMCL" or "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

     1.   APPOINTMENT OF WAMCL

     WAM has entered into a sub-advisory agreement with John Hancock Investment Management Services, LLC ("John Hancock"). WAMCL undertakes to act as investment subadviser to, and, subject to the supervision of WAM and the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser or WAM and the Subadviser from time to time (the "Portfolios"). WAMCL will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust or Adviser or WAM.

     2.   SERVICES TO BE RENDERED BY WAMCL TO THE TRUST

          a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

               I. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

               II. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

               III. take whatever steps are necessary to implement these
                    investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

               IV. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

               V. provide assistance in determining the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

          b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and
               (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

          c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

          d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

     3.   COMPENSATION OF SUBADVISER

     All assets will be aggregated with the assets managed by the Adviser pursuant to the sub-advisory agreement between the Adviser and John Hancock with respect to the Portfolio. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Subadviser a pro-rata share of the sub-advisory fee paid to the Adviser by John Hancock based on the proportion of net assets managed by the Adviser and the Subadviser. John Hancock shall not be responsible for making payments due to the Subadviser under this Agreement. The Adviser shall have sole responsibility for making appropriate pro-rata payments to Subadviser based on the assets for which the Subadviser is responsible.

     4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees. WAM acknowledges and agrees that it is responsible for all WAMCL's acts and omissions in performing the services under this Agreement.

     5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser, provided that the Subadviser shall be responsible for any acts or omissions of such other persons and shall notify the Adviser in writing before entering into such arrangements.

     6.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

     7.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     8.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

     9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

          a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

          c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

     10.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

     11.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

     12.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     13.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

     14.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

     15.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

     16.  LIMITATION OF LIABILITY

     The Declaration of Trust establishing the Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     17.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1.   other subadvisers to a Portfolio (other than WAM);

     2.   other subadvisers to a Trust portfolio (other than WAM);

     3. other subadvisers to a portfolio under common control with the Portfolio (other than WAM).

     18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

     19.  AUTHORIZATION TO EXECUTE DOCUMENTS

     Subadviser may execute all documents and agreements with brokers and dealers, including brokerage agreement, clearing agreements, account documentation, swap arrangements, other investment related agreements, and any other agreements, documents, or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement, for the purposes of managing the Portfolios provided that the Subadviser does not contravene the Prospectus, investment guidelines, or other applicable Trust portfolios' requirements or limitations.

     20.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide John Hancock with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to John Hancock: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide John Hancock with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by John Hancock) that John Hancock may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act. Subadviser also agrees to provide such other information as may be reasonably requested by the Trust, CCO, or his authorized representative, upon request relating to the Subadviser's compliance program.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        WESTERN ASSET MANAGEMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WESTERN ASSET MANAGEMENT COMPANY LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below.

Trust Portfolio(s)          Other Portfolio(s)
------------------          ------------------
Strategic Bond Trust   --   Strategic Bond Fund, a series of John Hancock Funds II

High Yield Trust       --   High Yield Fund, a series of John Hancock Funds II

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         A I M CAPITAL MANAGEMENT, INC.

     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated January 28, 1999 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, (formerly, Manufacturer's Securities Services, LLC) a Delaware limited partnership (the "Adviser"), and A I M Capital Management, Inc., (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

     a. to change the compensation of the All Cap Growth Trust as noted in Appendix A.

2. EFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust, and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


A I M CAPITAL MANAGEMENT, INC.


By:
    ---------------------------------
Name: Ben A Hock, Jr.
Title: Managing Director

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate stated as a percentage of current net assets as follows (the "Subadviser Fee"):

                                BETWEEN
                FIRST      $500 MILLION AND   EXCESS OVER
PORTFOLIO   $500 MILLION      $1 BILLION       $1 BILLION
---------   ------------   ----------------   -----------
All Cap Growth Trust

     For purposes of determining net assets or aggregate net assets, the net assets of each portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual fee rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or the portfolios to be included for purposes of determining aggregate net assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                       AMENDMENT TO SUBADVISORY AGREEMENT
                         A I M CAPITAL MANAGEMENT, INC.

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated January 28, 1999 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and A I M Capital Management, Inc., (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

     a. to change the compensation of the Mid Cap Core Trust as noted in Appendix A.

2. EFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust, and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


By:
    ---------------------------------------


A I M CAPITAL MANAGEMENT, INC.


By:
    ---------------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate stated as a percentage of current net assets as follows (the "Subadviser Fee"):

                     FIRST       EXCESS OVER
PORTFOLIO        $500 MILLION   $500 MILLION
---------        ------------   ------------
Mid Cap Core..

     For purposes of determining net assets or aggregate net assets, the net assets of each portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual fee rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or the portfolios to be included for purposes of determining aggregate net assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated May 1, 2004 (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and American Century Investment Management, Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     APPENDIX A OF THE AGREEMENT RELATING TO COMPENSATION OF THE SUBADVISER SHALL BE DELETED AND REPLACED BY THE ATTACHED APPENDIX A.

2. EFFECTIVE DATE

     This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------


                                        AMERICAN CENTURY INVESTMENT
                                        MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                BETWEEN        BETWEEN
                             $200 MILLION   $400 MILLION
                 FIRST            AND            AND        EXCESS OVER
              $200 MILLION   $400 MILLION    $1 BILLION     $1 BILLION
              OF AGGREGATE   OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO     NET ASSETS*     NET ASSETS*    NET ASSETS*    NET ASSETS*
---------     ------------   ------------   ------------   ------------
Vista Trust

                          FIRST       EXCESS OVER
                      $125 MILLION   $125 MILLION
                      OF AGGREGATE   OF AGGREGATE
PORTFOLIO              NET ASSETS*    NET ASSETS*
-------------------   ------------   ------------
Small Company Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)        OTHER PORTFOLIO(S)
------------------        ------------------
Vista Trust          --   Vista Fund, a series of John Hancock Funds II

Small Company
Trust                     Small Company Fund, a series of John Hancock Funds II

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as

Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         CAPITAL GUARDIAN TRUST COMPANY

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated January 25, 1999 (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and Capital Guardian Trust Company, a California state-chartered trust company, (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as FOLLOWS:

1. CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended: 20. to change the compensation of the Overseas Trust and U.S. Large Cap Trust as noted in Appendix A.

2. EFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


By:
    ---------------------------------


Capital Guardian Trust Company


by:
    ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following Portfolios (or portions of Portfolios) of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio (or if applicable, the portion of the Portfolio) at an annual rate as follows (the "Subadviser Percentage Fee"):

                       FIRST           EXCESS OVER
                 $500 MILLION OF     $500 MILLION OF
                 AGGREGATE ASSETS   AGGREGATE ASSETS
                 ----------------   ----------------
Income & Value

                        FIRST       EXCESS OVER
PORTFOLIO           $500 MILLION   $500 MILLION
---------           ------------   ------------
Overseas Equity..

                                     BETWEEN
                       FIRST     $1 BILLION AND   EXCESS OVER
PORTFOLIO           $1 BILLION     $2 BILLION      $2 BILLION
---------           ----------   --------------   -----------
U.S. Large Cap...

     The Subadviser Fee for each Portfolio represents in full the compensation to be paid by the Adviser to the Subadviser, and no discounts or aggregation between accounts shall be applied.

     The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year such number of calendar days to be determined at the beginning of each calendar year and applied throughout the calendar year by the applicable annual rates described in the preceding paragraph, and multiplying this product by the portion of the net assets of the Portfolio managed by the Subadviser, as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         DEUTSCHE ASSET MANAGEMENT, INC

     AMENDMENT made as of this 28th day of April 2006 to the Subadvisory Agreement dated November 23, 2005, as amended (the "Amendment"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN SERVICE TO BE RENDERED BY THE SUBADVISER TO THE TRUST

     Paragraph 2.i. of the Agreement is hereby amended to read as follows:

     The Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees, and provided that the Subadviser shall be responsible for any acts or omissions of any Group Company, including any of its officers, directors, employees or agents, in performing any services that are delegate or sub-delegated pursuant to this Section 2.i.

2. CHANGE IN APPENDIX A

     Appendix A of the Agreement, "Compensation of Subadviser," is hereby amended to add the Global Real Estate Trust.

2. EFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


DEUTSCHE ASSET MANAGEMENT, INC


By:
    ---------------------------------
Name:
      -------------------------------
Title
      -------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title
      -------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee omputed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                           BETWEEN
                             FIRST $500 MILLION        $500 MILLION AND
                              OF AGGREGATE NET    $750 MILLION OF AGGREGATE    EXCESS OF $750 MILLION
PORTFOLIO                          ASSETS*               NET ASSETS*          OF AGGREGATE NET ASSETS*
---------                    ------------------   -------------------------   ------------------------
Global Real Estate Trust..

* The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)              Other Portfolio(s)
------------------              ------------------
Global Real Estate Trust   --   Global Real Estate Fund, a series of
                                John Hancock Funds II

     The Subadviser Fee for the Portfolio shall be equal to (i) the total fee determined by applying the annual percentage rates in the table above to the Aggregate Net Assets times (ii) the net assets for such Portfolio, divided by
(iii) the Aggregate Net Assets (the "Applicable Annual Fee"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         DEUTSCHE ASSET MANAGEMENT, INC

     AMENDMENT made as of this 30th day of June 2006 to the Subadvisory Agreement dated November 23, 2002, as amended (the "Amendment"), between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended: to change the compensation of the Dynamic Growth Trust as noted in Appendix A.

2. EFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------


DEUTSCHE ASSET MANAGEMENT, INC


By:
    ---------------------------------


By:
    ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                          BETWEEN
                           FIRST        $250 MILLION        BETWEEN
                       $250 MILLION         AND          $500 MILLION      EXCESS OVER
                            OF        $500 MILLION OF   AND $1 BILLION   $1 BILLION OF
                         AGGREGATE     AGGREGATE NET     OF AGGREGATE     AGGREGATE NET
PORTFOLIO               NET ASSETS         ASSETS         NET ASSETS         ASSETS
---------              ------------   ---------------   --------------   --------------
Dynamic Growth (1)..

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth Trust, a series of the Trust, and the Dynamic Growth Fund, a series of John Hancock Funds II, are included.

* The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)          Other Portfolio(s)
------------------          ------------------
Dynamic Growth Trust   --   Dynamic Growth Fund, a series of
                            John Hancock Funds II

     The Subadviser Fee for the Portfolio shall be equal to (i) the total fee determined by applying the annual percentage rates in the table above to the Aggregate Net Assets times (ii) the net assets for such Portfolio, divided by
(iii) the Aggregate Net Assets (the "Applicable Annual Fee"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                    AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

                           FUND ASSET MANAGEMENT, L.P.

     AMENDMENT made as of this 1st day of June, 2006 to the Subadvisory Agreement dated May 1, 2003, as amended on October 17, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly Manufacturers Securities services, LLC), a Delaware limited liability company (the "Adviser"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Subadviser").

     WHEREAS, Adviser and Subadviser desire to amend the Agreement as permitted by section 11 of the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained and agreements contained in this Amendment No. 2, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

3.   AGREEMENT VALIDITY

     Except as provided for herein, all other provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


FUND ASSET MANAGEMENT, L.P.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                        BETWEEN
                         FIRST       $500 MILLION     EXCESS OVER
                     $500 MILLION   AND $1 BILLION   $1 BILLION OF
                     OF AGGREGATE    OF AGGREGATE      AGGREGATE
PORTFOLIO             NET ASSETS      NET ASSETS       NET ASSETS
---------            ------------   --------------   -------------
Large Cap Value...

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)                   OTHER PORTFOLIO(S)
------------------           ---------------------------------
Large Cap Value Trust   --   Large Cap Value Fund, a series of
                             John Hancock Funds II

The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                             JENNISON ASSOCIATES LLC

     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated November 1, 2001, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and Jennison Associates LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPENDIX A

          Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

          21. to change the compensation of the Capital Appreciation Trust as noted in Appendix A.

2. EFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and Chief Financial Officer


JENNISON ASSOCIATES LLC


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                            BETWEEN            BETWEEN
                         FIRST $300    $300 MILLION AND   $500 MILLION AND
                         MILLION OF     $500 MILLION OF     $1 BILLION OF         EXCESS OVER
                       AGGREGATE NET     AGGREGATE NET      AGGREGATE NET        $1 BILLION OF
PORTFOLIO                  ASSETS           ASSETS             ASSETS        AGGREGATE NET ASSETS
---------              -------------   ----------------   ----------------   --------------------
Capital Appreciation
   Trust*...........

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund, in each case based on market values as reported by the Trust's custodian.

Trust Portfolio(s)                          Other Portfolio(s)
------------------                          ------------------
Capital Appreciation Trust   --   Capital Appreciation Fund, a series of
                                  John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions (as determined by percentage rate breakpoints) of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the

Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         MARSICO CAPITAL MANAGEMENT, LLC

     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated March 22, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and Marscio Capital Management, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2. EFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC


By:
    ------------------------------------
    John G. Vrysen
    Executive Vice President and Chief Financial Officer


Marsico Capital Management, LLC


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                  BETWEEN $750
                                                                MILLION AND $1.5          EXCESS OVER
                                      FIRST $750 MILLION OF   BILLION OF AGGREGATE      $1.5 BILLION OF
PORTFOLIO                             AGGREGATE NET ASSETS*        NET ASSETS*       AGGREGATE NET ASSETS*
---------                             ---------------------   --------------------   ---------------------
International Opportunities Trust..

* The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust or other trusts are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund or trust.

This Appendix A is deemed to amend the fee schedules for the other portfolios to the extent that it is inconsistent with such schedules.

Trust Portfolio(s)                                    Other Portfolio(s)
------------------                                    ------------------
International Opportunities Trust   --   International Opportunities Fund, a series of
                                         John Hancock Funds II

The Subadviser Fee for each Portfolio shall be accrued for each calendar day by the Custodian, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily Subadviser Fee accruals shall be based in part on the applicable annual fee rate for the Portfolio/s ("Applicable Annual Fee Rate"), which may vary from day to day depending on the amount of Aggregate Net Assets. The Applicable Annual Fee Rate on a given day is a blended rate that is calculated by (i) multiplying each rate in the table above by the relevant portion of the Aggregate Net Assets; (ii) adding together the resulting amounts; and (iii) dividing the sum of those amounts by the Aggregate Net Assets. The daily fee accruals will be computed by the Custodian by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, the applicable Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month, from the beginning of such month to the date of termination, or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated April 30, 2001, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly Manufacturers Securities Services, LLC), a Delaware limited liability company (the "Adviser"), and Massachusetts Financial Services Company, a Delaware corporation. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                        By:
                                            ------------------------------------
                                        Name: Robert J. Manning
                                        Title: President and
                                               Chief Executive Officer

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                          BETWEEN                        BETWEEN $900
                                       $300 MILLION        BETWEEN          MILLION
                            FIRST           AND       $600 MILLION AND        AND        EXCESS OVER
                        $300 MILLION    $600MILLION     $900 MILLION     $1.5 BILLION   $1.5 BILLION
                        OF AGGREGATE   OF AGGREGATE     OF AGGREGATE     OF AGGREGATE   OF AGGREGATE
PORTFOLIO                NET ASSETS*    NET ASSETS*      NET ASSETS*      NET ASSETS*    NET ASSETS*
---------               ------------   ------------   ----------------   ------------   ------------
Strategic Value Trust

Utilities Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)                    OTHER PORTFOLIO(S)
------------------                    ------------------
Strategic Growth Trust   --   Strategic Growth Fund, a series of
                              John Hancock Funds II
Utilities Trust               Utilities Fund, a series of John
                              Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as

Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                       AMENDMENT TO SUBADVISORY AGREEMENT
                      SALOMON BROTHERS ASSET MANAGEMENT INC

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated December 1, 2005 (the "Agreement"), between John Hancock Investment Management Services, a Delaware limited partnership (the "Adviser"), and Salomon Brothers Asset Management Inc (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------


SALOMON BROTHERS ASSET MANAGEMENT INC


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following portfolio of the Trust (the "Portfolio"). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

PORTFOLIO               ALL ASSET LEVELS
---------               ----------------
Special Value Trust..

     The Subadviser Percentage Fee for the Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                              SUBADVISORY AGREEMENT

                         SOVEREIGN ASSET MANAGEMENT LLC

     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Sovereign Asset Management LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

g. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

7.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

8.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

10.  PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

11.  SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

12.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1.other subadvisers to a Portfolio
     2.other subadvisers to a Trust portfolio
     3.other subadvisers to a portfolio under common control with the Portfolio

13.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

15.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" and subsequently, "John Hancock Trust", refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC


----------------------------------------
By: John G. Vrysen
    Executive Vice President and
    Chief Financial Officer


Sovereign Asset Management LLC

Name:
      ----------------------------------
Title:
       ---------------------------------

                                   APPENDIX A

Emerging Growth Trust

     The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

PORTFOLIO                   SUBADVISER PERCENTAGE FEE
---------                   -------------------------
Emerging Growth Trust ...

     The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

High Income Trust

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                           BETWEEN             BETWEEN
                            FIRST      $150 MILLION AND   $500 MILLION AND    EXCESS OVER
                        $150 MILLION    $500 MILLION OF    $2.5 BILLION OF   $2.5 BILLION
                        OF AGGREGATE       AGGREGATE          AGGREGATE      OF AGGREGATE
PORTFOLIO                NET ASSETS       NET ASSETS         NET ASSETS       NET ASSETS
---------               ------------   ----------------   ----------------   ------------
High Income Trust(1)

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)        OTHER PORTFOLIO(S)
------------------        ------------------
High IncomeTrust     --   High Income Fund, a series of John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         T. ROWE PRICE ASSOCIATES, INC.

     AMENDMENT made as of this 28th day of April, 2006 to the Subadvisory Agreement dated January 28, 1999, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to add to Appendix A the following portfolio:

                            REAL ESTATE EQUITY TRUST

2.   SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC


By:
    ---------------------------------
    John G. Vrysen
    Executive Vice President and
    Chief Financial Officer

T. ROWE PRICE ASSOCIATES, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                BETWEEN $250
                                   FIRST         MILLION AND    EXCESS OVER
                              $250 MILLION OF   $500 MILLION   $500 MILLION
                               AGGREGATE NET    OF AGGREGATE   OF AGGREGATE
         PORTFOLIO                ASSETS*        NET ASSETS*   NET ASSETS *
         ---------            ---------------   ------------   ------------
Real Estate Equity Trust...

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                 Other Portfolio(s)
------------------                 ------------------
Real Estate Equity Trust      --   Real Estate Equity Fund, a series of John
                                   Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                       AMENDMENT TO SUBADVISORY AGREEMENT

                           UBS GLOBAL ASSET MANAGEMENT

     AMENDMENT made as of this 30 day of June, 2006 to the Subadvisory Agreement dated April 30, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited liability company (the "Adviser"), and UBS Global Asset Management (Americas) Inc. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------


                                        UBS GLOBAL ASSET MANAGEMENT
                                        (AMERICAS) INC.


                                        By:
                                            ------------------------------------
                                        Name:  Mary Tritley
                                        Title: Managing Director


                                        By:
                                            ------------------------------------
                                        Name: Michael J. Calhoun
                                        Title: Assistant Secretary

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                              FIRST       EXCESS OVER
                          $500 MILLION   $500 MILLION
                          OF AGGREGATE   OF AGGREGATE
PORTFOLIO                  NET ASSETS*    NET ASSETS*
---------                 ------------   ------------
Global Allocation Trust

                                    BETWEEN        BETWEEN
                                 $250 MILLION   $500 MILLION
                      FIRST           AND            AND        EXCESS OVER
                  $250 MILLION   $500 MILLION   $750 MILLION   $750 MILLION
                  OF AGGREGATE   OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO          NET ASSETS*    NET ASSETS*    NET ASSETS*    NET ASSETS*
---------         ------------   ------------   ------------   ------------
Large Cap Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)             OTHER PORTFOLIO(S)
------------------             ------------------
Global Allocation Trust   --   Global Allocation Fund, a series of John Hancock
                               Funds II

Large Cap Trust                Large Cap Fund, a series of John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as

Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                       AMENDMENT TO SUBADVISORY AGREEMENT
                               UST ADVISERS, INC.

     AMENDMENT made as of this 1st day of October, 2006 to the Subadvisory Agreement dated (the "Agreement") between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and United States Trust Company of New York, on behalf of its Asset Management Division, a state chartered bank and trust company and a member bank of the Federal Reserve System ("UST-NY"), U.S. Trust Company, National Association, on behalf of its Asset Management Division, a national bank organized under the laws of the United States ("UST-NA") which was assigned to UST Advisers, Inc on December 16, 2005. In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended and restated:

     b. to change the compensation of the Value & Restructuring Trust as noted in Appendix A.

2.   EFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust, (ii) execution of the Amendment and (iii) October 1, 2006.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ------------------------------------


UST ADVISERS, INC.


By:
    ------------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                        BETWEEN
                                      FIRST          $500 MILLION     EXCESS OVER $1
                                 $500 MILLION OF    AND $1 BILLION      BILLION OF
                                  AGGREGATE NET    OF AGGREGATE NET   AGGREGATE NET
PORTFOLIO                            ASSETS*            ASSETS*           ASSETS*
---------                        ---------------   ----------------   --------------
Value & Restructuring Trust...

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                 Other Portfolio(s)
------------------                 ------------------
Value & Restructuring Trust   --   Value & Restructuring Fund, a series of
                                   John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                       AMENDMENT TO SUBADVISORY AGREEMENT

                     WELLS CAPITAL MANAGEMENT, INCORPORATED

     AMENDMENT made as of this 30th day of June, 2006 to the Subadvisory Agreement dated April 29, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Wells Capital Management, Incorporated (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------


                                        WELLS CAPITAL MANAGEMENT, INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                          BETWEEN
                                       $200 MILLION
                            FIRST           AND        EXCESS OVER
                        $200 MILLION   $400 MILLION   $400 MILLION
                        OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO                NET ASSETS*    NET ASSETS*    NET ASSETS*
---------               ------------   ------------   ------------
Core Bond Trust

U.S. High Yield Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)           OTHER PORTFOLIO(S)
------------------           ------------------
Core Bond Trust         --   Core Bond Fund, a series of John Hancock Funds II

U.S. High Yield Trust        U.S. High Yield Fund, a series of John Hancock
                             Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

ATTACHMENT FOR CURRENT FILING OF N-SAR

                                SUB-ITEM 77Q1(g)

The following reorganization agreement is attached:

     1. Agreement and Plan of Reorganization relating to the acquisition of all of the assets, subject to all of the liabilities, of the Large Cap Growth Trust by and in exchange for shares of the Capital Appreciation Trust,

Immediately after the close of business on April 28, 2006, the Large Cap Growth Trust acquired the assets (subject to all of the liabilities) of the Capital Appreciation Trust in exchange for shares of the Mid Cap Trust.

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 10th day of March, 2006, by John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), a Massachusetts business trust, on behalf of the Capital Appreciation Trust (the "Acquiring Portfolio") and the Large Cap Growth Trust (the "Acquired Portfolio"), each of which is a separate series or portfolio of the Trust.

     WHEREAS, the Trust intends to provide for the reorganization of the Acquired Portfolio through the acquisition by the Acquiring Portfolio of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Acquired Portfolio and the distribution to Acquired Portfolio shareholders of the Acquiring Portfolio Shares (the "Reorganization"); and

     WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Portfolio to the Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Trust on behalf of, respectively, the Acquired Portfolio and the Acquiring Portfolio hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE ACQUIRED PORTFOLIO

     (a) Plan of Reorganization.

     (i) The Trust on behalf of the Acquired Portfolio, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Acquired Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Portfolio and (B) issue and deliver to the Acquired Portfolio that number of full and fractional Series I, Series II and NAV shares of the Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Portfolio ("Acquired Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Portfolio and the Acquiring Portfolio shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Portfolio and the Acquiring Portfolio. The determination of the Custodian shall be conclusive and binding on all parties in interest.

     (ii) As of the Effective Time of the Reorganization, the Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record ("Acquired Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to
Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Portfolio held by the Acquired Portfolio shareholders. The holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The

Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and any other applicable law to effect a complete dissolution of the Acquired Portfolio.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Acquired Portfolio shares at which this Plan will be considered, (B) April 28, 2006 and (C) such later day as the Trust may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Acquired Portfolio shall be transferred by the Custodian to the account of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Portfolio shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and NAV shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Acquired Portfolio's assets shall be determined by dividing the net value of the assets of the Acquired Portfolio attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Acquired Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

     The Trust on behalf of the Acquiring Portfolio represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated April 30, 2005, as supplemented, and the current statement of additional information of the Trust dated April 30, 2005, as supplemented, and as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2004, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust Portfolio could, under certain circumstances, be held personally liable for the obligations of such Portfolio).

     (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to December

31, 2004 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

     (i) No Material Adverse Change. Since December 31, 2004, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Portfolio to which the Trust is subject.

     (l) Taxes. All federal and other income tax returns of the Trust with respect to the Acquiring Portfolio required to be filed by the Trust with respect to the Acquiring Portfolio have been filed for all taxable years to and including December 31, 2004, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolio have been paid so far as due. The Trust and the Acquiring Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRED
PORTFOLIO

     The Trust on behalf of the Acquired Portfolio represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated April 30, 2005, as supplemented, and the current statement of additional information of the Trust dated April 30, 2005, as supplemented, and as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). All such shares of the Acquired Portfolio will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Portfolio as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Portfolio shares, and the Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio shares (other than any existing dividend reinvestment plans of the Acquired Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of the Acquired Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2004, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquired Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. The Trust, on behalf of the Acquired Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Acquired Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquired Portfolio and liabilities incurred in the ordinary course of business subsequent to December 31, 2004 or otherwise previously disclosed to the Trust with respect to the Acquired Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquired Portfolio.

     (h) No Material Adverse Change. Since December 31, 2004, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquired Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquired Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquired Portfolio, pending or threatened, other than routine inspections and audits.

     (j) Contracts. The Trust is not subject to any contracts or other commitments on behalf of the Acquired Portfolio (other than this Plan) which will not be terminated with respect to the Acquired Portfolio without liability to the Trust or the Acquired Portfolio as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. All federal and other income tax returns of the Trust with respect to the Acquired Portfolio required to be filed by the Trust with respect to the Acquired Portfolio have been filed for all taxable years to and including December 31, 2004, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquired Portfolio have been paid so far as due. The Trust and the Acquired Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

     The Trust on behalf of the Acquiring Portfolio covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Portfolio, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Acquired Portfolio relating to the meeting of the Acquired Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolio's shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquiring Portfolio agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to the Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIO

     The Trust on behalf of the Acquired Portfolio covenants to the following:

     (a) Meeting of the Acquired Portfolio's Shareholders. The Trust shall call and hold a meeting of the shareholders of the Acquired Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Acquired Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Acquired Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Acquired Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Portfolio as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the "Schedule"). All securities to be listed in the Schedule for the Acquired Portfolio as of the Effective Time of the Reorganization will be owned by the Acquired Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, the Trust on behalf of the Acquired Portfolio will furnish the information relating to the Acquired Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolio's shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Acquired Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Trust with respect to the Acquired Portfolio for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

     (d) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquired Portfolio agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to the Acquired Portfolio shall conduct its business in the ordinary course until the consummation of the

Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of the Acquired Portfolio shall prepare a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIO

The obligations of the Trust on behalf of the Acquired Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Portfolio's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Portfolio entitled to vote on the matter ("Acquired Shareholder Approval").

     (b) Covenants, Warranties and Representations. With respect to the Acquiring Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since December 31, 2004.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (d) Tax Opinion. The Trust shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired Portfolio and the Acquiring Portfolio (the "Tax Opinion'). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Portfolio and the Acquiring Portfolio; (2) no gain or loss will be recognized by the Acquired Portfolio or the Acquiring Portfolio upon the transfer of all of the assets and liabilities, if any, of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio; (3) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of such Portfolio's shares solely for shares of the Acquiring Portfolio; (4) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Acquired Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Portfolio held by the shareholder (provided the shares of the Acquired Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Acquired Portfolio immediately prior to the Reorganization.

     (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005 shall have been audited by PricewaterhouseCoopers LLP and shall fairly present the financial position of the

Acquiring Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

     The obligations of the Trust on behalf of the Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Portfolio's Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Portfolio.

     (b) Covenants, Warranties and Representations. With respect to the Acquired Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio since December 31, 2004.

     (c) Portfolio Securities. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by John Hancock Investment Management Services, LLC (or, at its discretion, by the subadviser for the Acquiring Portfolio) as consistent with the investment policies of the Acquiring Portfolio.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. The Trust on behalf of the Acquired Portfolio shall have distributed to the shareholders of the Acquired Portfolio all of the Acquired Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (f) Tax Opinion. The Trust shall have received the Tax Opinion.

     (g) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005 shall have been audited by PricewaterhouseCoopers LLP and shall fairly present the financial position of the Acquired Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of either or both of the Acquired Portfolio and Acquiring Portfolio, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Portfolio or Portfolios contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Portfolio or Portfolios contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired Portfolio and the Acquiring Portfolio or for any other reason.

     (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on August 31, 2006 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     The expenses of the Reorganization will be borne by the Acquired Portfolio and the Acquiring Portfolio. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the Acquiring Portfolio; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Portfolio, the Acquiring Portfolio and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Acquired Portfolio and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "John Hancock Trust" is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                        JOHN HANCOCK TRUST
                                        on behalf of the Acquired Portfolio


                                        BY:
                                            ------------------------------------
                                        Name: Keith F. Hartstein
                                        Title: President


                                        JOHN HANCOCK TRUST
                                        on behalf of the Acquiring Portfolio


                                        BY:
                                            ------------------------------------
                                        Name: John Vrysen
                                        Title: Chief Financial Officer